                                                                    EXHIBIT 10.7

                             American Savings Bank
                     Cash-Based Deferred Compensation Plan

                                   Article 1
                          Effective Date and Purpose

         1.1 Effective Date. The American Savings Bank Cash-Based Deferred
             --------------
Compensation Plan (the "Plan") is effective as of ___________, 1999, the date of adoption of the Plan by the Board of Directors (the "Board") of American Savings Bank (the "Bank"), a Connecticut-chartered savings bank.

         1.2 Purpose. The Plan is a deferred compensation plan the primary
             -------
purpose of which is to provide directors and key employees of the Bank and its affiliated companies with the opportunity to voluntarily defer a portion of their compensation, including benefits previously accrued under the Bank's terminated Performance Appreciation Unit Plan and other deferral programs maintained by the Bank prior to the effective date of this Plan ("Prior Benefits"), subject to the terms of the Plan. By adopting the Plan, the Bank desires to enhance its ability to attract and retain directors and employees of outstanding competence by providing such individuals with an opportunity to accumulate additional sources of post-employment income on a tax-advantaged basis.

                                   Article 2
                                Administration

         2.1 The Committee. The Plan shall be administered by the Human
             -------------
Resources Committee of the Board or any other successor Committee appointed by the Board (the "Committee").

         2.2 Authority of the Committee. The Committee shall have authority to
             --------------------------
select eligible employees of the Bank for participation in the Plan; determine the terms and conditions of each employee's participation in the Plan; interpret the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and, subject to Article 8 herein, amend the terms and conditions of the Plan and any agreement entered into under the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate any of its authority granted under the Plan to such other person or entity it deems appropriate, including but not limited to, senior management of the Bank.

         2.3 Guidelines. Subject to the provisions herein, the Committee may
             ----------
adopt written guidelines for the implementation and administration of the Plan.

         2.4 Decisions Binding. All determinations and decisions of the
             -----------------
Committee arising under the Plan shall be final, binding, and conclusive upon all parties.

                                   Article 3
                         Eligibility and Participation

         3.1 Eligibility. Subject to Sections 3.2 and 3.3, persons eligible to
             -----------
be selected to participate in the Plan in any calendar year (a "Year") shall include full-time, salaried employees of the Bank, its subsidiaries, and affiliates who are key employees, as determined by the Committee in its sole discretion. In addition, all directors of the Bank and directors of the Holding Company shall be eligible to participate in the Plan without further action by the Committee.

         3.2 Limitation on Eligibility. It is the intent of the Bank that the
             -------------------------
Plan qualify for treatment as a "top hat" plan under the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor Act thereto ("ERISA"). Accordingly, to the extent required by ERISA to obtain such "top hat" treatment, eligibility shall be extended only to those executives who comprise a select group of management or highly compensated employees. Further, the Committee may place such additional limitations on eligibility as it deems necessary and appropriate under the circumstances.

         3.3 Participation. Participation in the Plan shall be determined
             -------------
annually by the Committee based upon the criteria set forth in Sections 3.1 and
3.2 herein. An employee who is chosen to participate in the Plan in any Year (a "Participant") shall be so notified in writing. In the event a Participant selected to participate in the Plan no longer meets the criteria for participation, such Participant shall become an inactive Participant, retaining all the rights described under the Plan, except the right to make any further deferrals, until such time that the Participant again becomes an active Participant. Notwithstanding anything in this Plan to the contrary, with respect to the initial Year beginning on the effective date and ending December 31, 1999 and solely with respect to the deferral of Prior Benefits under this Plan, the Plan Participants shall include those persons identified in Exhibit A to the Plan.

         3.4 Partial Year Eligibility. In the event that an individual first
             ------------------------
becomes eligible to participate in the Plan during a Year, such individual shall, within thirty (30) calendar days of becoming eligible, be notified by the Bank of his or her eligibility to participate, and the Bank shall provide each such individual with an Election Form, which must be completed by the individual as provided in Section 4.2 herein.

         3.5 No Right to Participate. No employee shall have the right to be
             -----------------------
selected as a Participant, or having been so selected for any given Year, to be selected again as a Participant for any other Year.

                                   Article 4
                             Deferral Opportunity

         4.1 Amount Which May Be Deferred. A Participant may elect to defer, in
             ----------------------------
any Year, the eligible components of Compensation (as described below); provided, however, that the Committee shall have sole discretion to designate which components of Compensation are eligible for deferral elections under the Plan in any given Year. In addition, the Committee may, in its sole discretion, designate the maximum or minimum amount or increments of any single eligible component of Compensation which may be deferred in any Year or establish any other limitations as it deems appropriate in any Year.

         The components of "Compensation" shall include (i) "Salary" defined as all regular, basic wages, before reduction for amounts deferred pursuant to the Plan or any other plan of the Bank or the Holding Company, payable in cash to a Participant for services to be rendered, exclusive of any Bonus, other special fees, awards, or incentive compensation, allowances, or amounts designated by the Bank as payment toward or reimbursement of expenses, (ii) "Bonus" defined as any incentive award based on an assessment of performance, payable by the Bank to a Participant with respect to the Participant's services during a Year and
(iii) with respect to a Participant who is a director, "Board Compensation" defined as all amounts paid with respect to service as a member of the Board or the board of directors of any affiliate of the Bank, including retainers, board meeting fees and committee fees.

         In addition to deferrals of Compensation, each Participant identified in Exhibit A may elect to transfer previously accrued Prior Benefits for deferral under this Plan. Upon the transfer of Prior Benefits to this Plan, the Bank's obligations and the Participant's rights with respect to such benefits shall be determined solely by reference to the provisions of this Plan.

         4.2 Time of Deferral Election. An election to defer a component of
             -------------------------
Compensation permitted by the Committee to be deferred by a Participant under the Plan shall be given effect in accordance with the following timing rules:

         (a) An election to defer Salary or Board Compensation shall apply only to Salary or Board Compensation which is earned for payroll periods or, in the case of a director, periods of service, beginning after a properly executed Election Form has been filed with the Committee.

         (b) An election to defer Bonus for any Year shall apply only if a properly executed Election Form has been filed with the Committee before the end of the Year to which the Bonus relates.

         (c) An election to defer Prior Benefits under this Plan shall be made not later than _____________, 1999.

         4.3 Content of Deferral Election. All deferral elections shall be
             ----------------------------
irrevocable, and shall be made on a form or forms prescribed by the Committee (an "Election Form"), as described herein. Participants shall make the following irrevocable elections on each Election Form:

         (a) The amount to be deferred with respect to each eligible component of Compensation for the Year or Prior Benefits,

         (b) The length of the deferral period with respect to each eligible component of Compensation or Prior Benefits, subject to the terms of Section 4.4 herein; and

         (c) The form of distribution to be made to the Participant at the end of the deferral period(s), subject to the terms of Section 4.5 herein.

Notwithstanding the amounts requested to be deferred pursuant to Subparagraph
(a) above, the limits on deferrals set forth in Section 4.1 herein shall apply to the requested deferrals each Year.

         A Participant may, from time to time, modify a deferral election with respect to previously deferred amounts (including Prior Benefits), including a modification as to the length of the deferral period or the form of distribution at the end of such period; provided, however, that a modification of the terms of a prior deferral election shall be only be effective one (1) year after the date on which it is submitted in writing to the Bank.

         4.4 Length of Deferral. The deferral periods elected by each
             ------------------
Participant with respect to deferrals of Compensation for any Year or Prior Benefits shall be at least equal to one (1) year following the end of the Year to which the deferral relates, and shall in no event be no greater than the date of the Participant's termination of employment, or, in the case of a director, service.

         4.5 Distribution of Deferred Amounts. Participants shall be entitled to
             --------------------------------
elect to receive distribution of deferred amounts, at the end of the deferral period in a single lump sum distribution, by means of installments, or in such other format approved by the Committee.

         (a) Lump Sum Distribution. Such distribution shall be made in cash
             ---------------------
within thirty (30) calendar days of the date specified by the Participant as the date for distribution of deferred compensation as described in Sections 4.3 and
4.4 hereof, or as soon thereafter as practicable.

         (b) Installment Distribution. Participants may elect distribution in
             ------------------------
annual installments, with a minimum number of installments of two (2) and a maximum of ten (10). The initial distribution shall be made in cash within thirty (30) calendar days after the commencement date selected by the Participant pursuant to Sections 4.3 and 4.4 hereof, or as soon thereafter as practicable. The remaining distributions shall be made in cash each year thereafter, until the Participant's entire deferred compensation account has been distributed. The amount of each installment shall be equal to the balance remaining in the Participant's account immediately prior to each such distribution, multiplied by a fraction, the numerator of which is one (1), and the denominator of which is the number of installments remaining.

         (c) Alternative Schedule. A Participant may submit an alternate
             --------------------
distribution schedule to the Committee for approval; provided, however, that no such alternate schedule shall be permitted unless approved by the Committee.

         (d) Death Benefits; Beneficiary Designation. If a Participant dies
             ---------------------------------------
before the end of a deferral period or prior to termination of employment, or after distribution of the Participant's account has commenced but prior to the distribution of all amounts to which the Participant is entitled under the Plan, the Participant's account shall be distributable or shall continue to be distributed in accordance with the Participant's election under this Section 4.5 to the person or persons designated pursuant to this subsection (d). A Participant may from time to time designate in writing on a form prescribed by the Committee for such purpose a person or persons (named contingently or successively) to receive benefits distributable under this Plan upon or after the Participant's death. Such designation may be changed from time to time by the Participant by filing a new designation. Each designation shall revoke all prior designations by the Participant. In the absence of a valid beneficiary designation, the Participant's benefits shall be distributable to his or her surviving spouse, or, if the Participant is not survived by a spouse, to his or her estate.

         4.6 Financial Hardship. The Committee shall have the authority to alter
             ------------------
the timing or form of distribution of deferred amounts in the event that the Participant establishes, to the satisfaction of the Committee, severe financial hardship. In such event, the Committee may, in its sole discretion:

         (a) Authorize the cessation of deferrals by such Participant under the Plan, or

         (b) Provide that all or a portion of the amount previously deferred by the Participant shall immediately be paid in a lump sum distribution; or

         (c) Provide that all or a portion of the installments payable over a period of time shall immediately be paid in a lump sum distribution; or

         (d) Provide for such other installment payment schedule as deemed appropriate by the Committee under the circumstances.

         For purposes of this Section 4.6, "severe financial hardship" shall be determined by the Committee, in its sole discretion, in accordance with all applicable laws. The Committee's decision with respect to the severity of financial hardship and the manner in which, if at all, the Participant's future deferral opportunities shall be ceased, and/or the manner in which, if at all, the payment of deferred amounts of the Participant shall be altered or modified shall be final, conclusive, and not subject to appeal.

         4.7. Special Change in Control Election. In addition to the elections
              ----------------------------------
described in Section 4.3 of this Plan, each Participant may make an election applicable solely in the event of a Change in Control of the Bank or the Holding Company with respect to the length of the deferral period for all deferrals under the Plan and the form of payment of such deferrals. Such election must be made in writing at least three (3) months prior the consummation of any transaction constituting a Change in Control. In the absence of an election pursuant to this Section 4.7, a Participant's benefits under this Plan shall be payable in accordance with the Participant's elections under Section 4.3. For purposes of this Plan, a "Change in Control" means an event of a nature that:
(i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. ss. 303.4(a), with respect to the Bank, and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), with respect to the Holding Company, as in effect on the date of this Agreement; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

                                   Article 5
                        Deferred Compensation Accounts

         5.1 Participant Accounts. The Bank shall establish and maintain an
             --------------------
individual bookkeeping account for deferrals made by each Participant under
Article 4 herein. Each account shall be credited as of the date the amount deferred otherwise would have become due and payable to the Participant.

         5.2 Valuation of Deferred Amounts. Amounts credited to a Participant's
             -----------------------------
deferred compensation account shall be credited with an earnings adjustment in accordance with this Section 5.2. Amounts credited to a Participant's account shall accrue interest at a rate selected by the Committee but in any event not less than __________. Each Participant's account shall be credited with interest on the last day of each calendar quarter, with interest computed on the average balance in the account during such quarter. Interest credited to deferred amounts shall be distributed to the Participant at the same time and in the same manner as the underlying deferred amounts.

         5.3 Charges Against Accounts. There shall be charged against each
             ------------------------
Participant's deferred compensation account any distributions made to the Participant or to his or her beneficiary.

                                   Article 6
                            Rights of Participants

         6.1 Contractual Obligation. The Plan shall create a contractual
             ----------------------
obligation on the part of the Bank to make payments from the Participant's accounts when due.

         6.2 Unsecured Interest. No Participant or party claiming an interest in
             ------------------
amounts deferred by a Participant shall have any interest whatsoever in any specific asset of the Bank. To the extent that any party acquires a right to receive payments under the Plan, such right shall be equivalent to that of an unsecured general creditor of the Bank.

         6.3 Authorization for Trust. The Bank may, but shall not be required
             -----------------------
to, establish one or more trusts, with such trustee as the Committee may approve, for the purpose of providing for the payment of deferred amounts. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Bank's creditors. To the extent any amounts deferred under the Plan are actually paid from any such trust, the Bank shall have no further obligation with respect thereto, but to the extent not so paid, such deferred amounts shall remain the obligation of, and shall be paid by, the Bank.

         6.4 Employment. Nothing in the Plan shall interfere with nor limit, in
             ----------
any way, the right of the Bank or any affiliate of the Bank to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Bank or any affiliate of the Bank.

                                   Article 7
                             Withholding of Taxes

         The Bank shall have the right to require Participants to remit to the Bank an amount sufficient to satisfy any withholding tax requirements or to deduct from all payments made pursuant to the Plan amounts sufficient to satisfy withholding tax requirements.

                                   Article 8
                           Amendment and Termination

         The Bank hereby reserves the right to amend, modify, or terminate the Plan at any time by action of the Board, provided, however, that no such amendment or termination shall in any material manner adversely affect any Participant's rights to amounts previously deferred hereunder without the consent of the Participant.

                                   Article 9
                               Claims Procedure

         (a) Claim. A person who believes that he is being denied a benefit to
             -----
which he is entitled under this Plan (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Bank, setting forth his claim. The request must be addressed to the Secretary of the Board at the Bank's then principal place of business.

         (b) Claim Decision. Upon receipt of a claim, the Committee shall advise
             --------------
the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Committee may, however, extend the reply period for an additional ninety (90) days for reasonable cause. If the claim is denied in whole or in part, the Committee shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth:

                  (i)      The specific reason or reasons for such denial;

                  (ii) The specific reference to pertinent provisions of this Plan on which such denial is based;

                  (iii) A description of any additional material or information necessary for the Claimant to perfect his claim and an explanation why such material or such information is necessary;

                  (iv) Appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and

                  (v) The time limits for requesting a review of the decision and for review of the decision.

         (c) Request for Review. With sixty (60) days after the receipt by the
             ------------------
Claimant of the written opinion described above, the Claimant may request in writing that the Board review the determination of the Committee. Such request must be addressed to the Secretary of the Board, at its then principal place of business. The Claimant or his duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Committee. If the Claimant does not request a review of the Committee's determination by the Board within such sixty (60) day period, he shall be barred and stopped from challenging the Committee's determination.

         (d) Review of Decision. Within sixty (60) days after receipt of a
             ------------------
request for review, the Board will review the Committee's determination. After considering all materials presented by the Claimant, the Board will provide the Claimant with a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Plan on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Secretary of the Board will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

                                  Article 10
                                 Miscellaneous

         10.1 Notice. Except as otherwise provided herein, any notice or filing
              ------
required or permitted to be given to the Bank under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail to the _____________________of the Bank. Notice to the _____________________, if
mailed, shall be addressed to the principal executive offices of the Bank. Notice mailed to a Participant shall be at such address as is given in the records of the Bank. Notices shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

         10.2 Nontransferability. Participant's rights to deferred amounts
              ------------------
credited hereunder the Plan may not be sold, transferred, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. In no event shall the Bank make any distribution under the Plan to any assignee or creditor of a Participant.

         10.3 Severability. In the event any provision of the Plan shall be held
              ------------
illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         10.4. Costs of the Plan. All costs of implementing and administering
               -----------------
the Plan shall be borne by the Bank.

         10.5 Status under ERISA. The Plan is intended to be an unfunded plan
              ------------------
which is maintained primarily to provide deferred compensation benefits for a select group of "management or highly compensated employees" within the meaning of Sections 201, 301, and 401 of ERISA, and to therefore be exempt from the provisions of Parts 2, 3, and 4 of Title 1 of ERISA.

         10.6 Applicable Law. The Plan shall be governed by and construed in
              --------------
accordance with the laws of the State of Connecticut.

         10.7 Successors. All obligations of the Bank under the Plan shall be
              ----------
binding on any successor to the Bank, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Bank.

                             American Savings Bank
                     Stock-Based Deferred Compensation Plan

                                   Article 1
                           Effective Date and Purpose

     1.1  Effective Date.  The American Savings Bank Stock-Based Deferred
          --------------
Compensation Plan (the "Plan") is effective as of ___________, 1999, the date of adoption of the Plan by the Board of Directors (the "Board") of American Savings Bank (the "Bank"), a Connecticut-chartered savings bank.

     1.2  Purpose.  The Plan is a deferred compensation plan the primary purpose
          -------
of which is to provide directors and key employees of the Bank and its affiliated companies with the opportunity to voluntarily defer a portion of their compensation, including benefits previously accrued under the Bank's terminated Performance Appreciation Unit Plans and other deferral programs maintained by the Bank prior to the effective date of this Plan ("Prior Benefits"), subject to the terms of the Plan. By adopting the Plan, the Bank desires to enhance its ability to attract and retain directors and employees of outstanding competence by providing such individuals with an opportunity to increase their equity interest in the Bank's parent holding company, American Financial Holdings, Inc. (the "Holding Company") by investing deferrals in shares of the Holding Company's Common Stock ("Common Stock") upon the consummation of the Bank's mutual-to-stock conversion and thereafter

                                   Article 2
                                 Administration

     2.1  The Committee.  The Plan shall be administered by the Human Resources
          -------------
Committee of the Board or any other successor Committee appointed by the Board (the "Committee").

     2.2  Authority of the Committee.  The Committee shall have authority to
          --------------------------
select eligible employees of the Bank for participation in the Plan; determine the terms and conditions of each employee's participation in the Plan; interpret the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and, subject to Article 8 herein, amend the terms and conditions of the Plan and any agreement entered into under the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate any of its authority granted under the Plan to such other person or entity it deems appropriate, including but not limited to, senior management of the Bank.

     2.3  Guidelines.  Subject to the provisions herein, the Committee may adopt
          ----------
written guidelines for the implementation and administration of the Plan.

     2.4  Decisions Binding. All determinations and decisions of the Committee
          -----------------
arising under the Plan shall be final binding, and conclusive upon all parties.

                                   Article 3
                         Eligibility and Participation

     3.1  Eligibility.  Subject to Sections 3.2 and 3.3, persons eligible to be
          -----------
selected to participate in the Plan in any calendar year (a "Year") shall include full-time, salaried employees of the Bank, its subsidiaries, and affiliates who are key employees, as determined by the Committee in its sole discretion. In addition, all directors of the Bank and directors of the Holding Company shall be eligible to participate in the Plan without further action by the Committee.

     3.2  Limitation on Eligibility.  It is the intent of the Bank that the Plan
          -------------------------
qualify for treatment as a "top hat" plan under the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor Act thereto ("ERISA"). Accordingly, to the extent required by ERISA to obtain such "top hat" treatment, eligibility shall be extended only to those executives who comprise a select group of management or highly compensated employees. Further, the Committee may place such additional limitations on eligibility as it deems necessary and appropriate under the circumstances.

     3.3  Participation.  Participation in the Plan shall be determined annually
          -------------
by the Committee based upon the criteria set forth in Sections 3.1 and 3.2 herein. An employee who is chosen to participate in the Plan in any Year (a "Participant") shall be so notified in writing. In the event a Participant selected to participate in the Plan no longer meets the criteria for participation, such Participant shall become an inactive Participant, retaining all the rights described under the Plan, except the right to make any further deferrals, until such time that the Participant again becomes an active Participant. Notwithstanding anything in this Plan to the contrary, with respect to the initial Year beginning on the effective date and ending December 31, 1999 and solely with respect to the deferral of Prior Benefits under this Plan, the Plan Participants shall include those persons identified in Exhibit A to the Plan.

     3.4  Partial Year Eligibility.  In the event that an individual first
          ------------------------
becomes eligible to participate in the Plan during a Year, such individual shall, within thirty (30) calendar days of becoming eligible, be notified by the Bank of his or her eligibility to participate, and the Bank shall provide each such individual with an Election Form, which must be completed by the individual as provided in Section 4.2 herein.

     3.5  No Right to Participate.  No employee shall have the right to be
          -----------------------
selected as a Participant, or having been so selected for any given Year, to be selected again as a Participant for any other Year.

                                   Article 4
                              Deferral Opportunity

     4.1  Amount Which May Be Deferred.  A Participant may elect to defer, in
          ----------------------------
any Year, the eligible components of Compensation (as described below); provided, however, that the Committee shall have sole discretion to designate which components of Compensation are eligible for deferral elections under the Plan in any given Year. In addition, the Committee may, in its sole discretion, designate the maximum or minimum amount or increments of any single eligible component of

Compensation which may be deferred in any Year or establish any other limitations as it deems appropriate in any Year.

     The components of "Compensation" shall include (i) "Salary" defined as all regular, basic wages, before reduction for amounts deferred pursuant to the Plan or any other plan of the Bank or the Holding Company, payable in cash to a Participant for services to be rendered, exclusive of any Bonus, other special fees, awards, or incentive compensation, allowances, or amounts designated by the Bank as payment toward or reimbursement of expenses, (ii) "Bonus" defined as any incentive award based on an assessment of performance, payable by the Bank to a Participant with respect to the Participant's services during a Year and
(iii) with respect to a Participant who is a director, "Board Compensation" defined as all amounts paid with respect to service as a member of the Board or the board of directors of any affiliate of the Bank, including retainers, board meeting fees and committee fees.

     In addition to deferrals of Compensation, each Participant identified in Exhibit A may elect to transfer previously accrued Prior Benefits for deferral under this Plan. Upon the transfer of Prior Benefits to this Plan, the Bank's obligations and the Participant's rights with respect to such benefits shall be determined solely by reference to the provisions of this Plan.

     4.2  Time of Deferral Election.  An election to defer a component of
          -------------------------
Compensation permitted by the Committee to be deferred by a Participant under the Plan shall be given effect in accordance with the following timing rules:

     (a) An election to defer Salary or Board Compensation shall apply only to Salary or Board Compensation which is earned for payroll periods or, in the case of a director, periods of service, beginning after a properly executed Election Form has been filed with the Committee.

     (b) An election to defer Bonus for any Year shall apply only if a properly executed Election Form has been filed with the Committee before the end of the Year to which the Bonus relates.

     (c) An election to defer Prior Benefits under this Plan shall be made not later than _____________, 1999.

     4.3  Content of Deferral Election.  All deferral elections shall be
          ----------------------------
irrevocable, and shall be made on a form or forms prescribed by the Committee (an "Election Form"), as described herein. Participants shall make the following irrevocable elections on each Election Form:

     (a) The amount to be deferred with respect to each eligible component of Compensation for the Year or Prior Benefits,

     (b) The length of the deferral period with respect to each eligible component of Compensation or Prior Benefits, subject to the terms of Section 4.4 herein; and

     (c) The form of distribution to be made to the Participant at the end of the deferral period(s), subject to the terms of Section 4.5 herein.

Notwithstanding the amounts requested to be deferred pursuant to Subparagraph
(a) above, the limits on deferrals set forth in Section 4.1 herein shall apply to the requested deferrals each Year.

     A Participant may, from time to time, modify a deferral election with respect to previously deferred amounts (including Prior Benefits), including a modification as to the length of the deferral period or the form of distribution at the end of such period; provided, however, that a modification of the terms of a prior deferral election shall be only be effective one (1) year after the date on which it is submitted in writing to the Bank.

     4.4  Length of Deferral.  The deferral periods elected by each Participant
          ------------------
with respect to deferrals of Compensation for any Year or Prior Benefits shall be at least equal to one (1) year following the end of the Year to which the deferral relates, and shall in no event be no greater than the date of the Participant's termination of employment, or, in the case of a director, service.

     4.5  Distribution of Deferred Amounts.  Participants shall be entitled to
          --------------------------------
elect to receive distribution of deferred amounts, at the end of the deferral period in a single lump sum distribution, by means of installments, or in such other format approved by the Committee.

     (a) Lump Sum Distribution.  Such distribution shall be made in the form of
         ---------------------
whole shares of Common Stock within thirty (30) calendar days of the date specified by the Participant as the date for distribution of deferred amounts as described in Sections 4.3 and 4.4 hereof, or as soon thereafter as practicable.

     (b) Installment Distribution.  Participants may elect distribution in
         ------------------------
annual installments, with a minimum number of installments of two (2) and a maximum of ten (10). The initial distribution shall be made in the form of shares of Common Stock within thirty (30) calendar days after the commencement date selected by the Participant pursuant to Sections 4.3 and 4.4 hereof, or as soon thereafter as practicable. The remaining distributions shall be made in shares of Common Stock each year thereafter, until the Participant's entire deferred compensation account has been distributed. The number of shares distributable with respect to each installment shall be equal to the balance of the number of Common Stock Units remaining in the Participant's deferred compensation account immediately prior to each such distribution, multiplied by a fraction, the numerator of which is one (1), and the denominator of which is the number of installments remaining.

     (c) Alternative Schedule. A participant may submit an alternate
         --------------------
distribution schedule to the Committee for approval; provided, however, that no such alternate schedule shall be permitted unless approved by the Committee.

     (d) Limitation on Form of Distribution.  Distributions under this Plan
         ----------------------------------
shall be made solely in the form of whole shares of Common Stock and the Bank shall be under no obligation to distribute any amount in cash.

     (e) Death Benefits; Beneficiary Designation.  If a Participant dies before
         ---------------------------------------
the end of a deferral period or prior to termination of employment, or after distribution of the Participant's account has commenced but prior to the distribution of all amounts to which the Participant is entitled under the Plan, the Participant's account shall be distributable or shall continue to be distributed in accordance with the Participant's election under this Section 4.5 to the person or persons designated pursuant to this subsection (e). A Participant may from time to time designate in writing on a form prescribed by the Committee for such purpose a person or persons (named contingently or successively) to receive benefits distributable under this Plan upon or after the Participant's death. Such designation may be changed from time to time by the Participant by filing a new designation. Each designation shall revoke all prior designations by the Participant. In the absence of a valid beneficiary designation, the Participant's benefits shall be distributable to his or her surviving spouse, or, if the Participant is not survived by a spouse, to his or her estate.

     4.6  Financial Hardship. The Committee shall have the authority to alter
          ------------------
the timing or form of distribution of deferred amounts in the event that the Participant establishes, to the satisfaction of the Committee, severe financial hardship. In such event, the Committee may, in its sole discretion:

     (a) Authorize the cessation of deferrals by such Participant under the Plan, or

     (b) Provide that all or a portion of the amount previously deferred by the Participant shall immediately be paid in a lump sum distribution in the form of shares of Common Stock; or

     (c) Provide that all or a portion of the installments payable over a period of time shall immediately be paid in a lump sum distribution of shares of Common Stock; or

     (d) Provide for such other installment schedule as deemed appropriate by the Committee under the circumstances.

     For purposes of this Section 4.6, "severe financial hardship" shall be determined by the Committee, in its sole discretion, in accordance with all applicable laws. The Committee's decision with respect to the severity of financial hardship and the manner in which, if at all, the Participant's future deferral opportunities shall be ceased, and/or the manner in which if at all, the distribution of deferred amounts of the Participant shall be altered or modified shall be final, conclusive, and not subject to appeal.

     4.7.  Special Change in Control Election.  In addition to the elections
           ----------------------------------
described in Section 4.3 of this Plan, each Participant may make an election applicable solely in the event of a Change in Control of the Bank or the Holding Company with respect to the length of the deferral period for all deferrals under the Plan and the form of distribution of such deferrals. Such election must be made in writing at least three (3) months prior the consummation of any transaction constituting a Change in Control. In the absence of a election pursuant to this Section 4.7, a Participant's benefits under this Plan shall be payable in accordance with the Participant's elections under Section 4.3. For purposes of this Plan, a "Change in Control" mean an event of a nature that:
(i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal

Deposit Insurance Corporation ("FDIC") at 12 C.F.R. (S) 303.4(a), with respect to the Bank, and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), with respect to the Holding Company, as in effect on the date of this Agreement; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

                                   Article 5
                         Deferred Compensation Accounts

     5.1  Participant Accounts.  The Bank shall establish and maintain an
          --------------------
individual bookkeeping account for deferrals made by each Participant under
Article 4 herein. Each account shall be credited as of the date the amount deferred otherwise would have become due and payable to the Participant.

     5.2  Valuation of Deferred Amounts. Amounts credited to a Participant's
          -----------------------------
deferred compensation account shall be credited solely in the form of "Common Stock Units" with each unit equivalent to one (1) share of Common Stock.

     The following additional rules shall apply to Common Stock Units:

     (a) The number of Common Stock Units initially credited to a Participant's account with respect to the deferral of Prior Benefits shall equal the number of shares of Common Stock which are allocated to the Participant in connection with the subscription order submitted on behalf of all Participants by the trustee of a trust described in Section 6.3 of the Plan in connection with the

Holding Company's subscription offering of Common Stock and the Bank's mutual-to-stock conversion. Notwithstanding anything herein to the contrary, the crediting of Common Stock Units to a Participant with respect to the deferral of Prior Benefits in this Plan shall in all respects be subject to the individual purchase limitations and purchase priorities set forth in the Bank's plan of conversion and in no event shall the initial number of Common Stock Units credited to a Participant's account exceed 50,000.

     (b) The number of units credited to a Participant's account with respect to Prior Benefits deferred under this Plan but not credited or creditable under (a) above shall equal the dollar amount of such Prior Benefits divided by the average of the high and low trading prices of the Common Stock on a trading date determined by the Committee in its sole discretion, but in any event not later than ninety (90) trading days after the effective date of the Bank's conversion.

     (c) The number of Common Stock Units credited to a Participant's account with respect to other deferrals shall equal the dollar amount of such deferrals divided by the average of the high and low trading prices of the Common Stock on the date that the Compensation would otherwise have been paid but for the Participant's deferral.

     (d) The Participant's Account shall also be credited with additional Common Stock Units equal to the dollar amount of dividends or other distributions paid from time to time during the deferral period on a number of shares of Common Stock equal to the number of Common Stock Units then credited to the Participant's Account divided by the average of the high and low trading prices of the Common Stock on the payment date.

     (e) In the event of any change in the outstanding shares of the Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, Change in Control or other similar corporate change, then an equitable equivalent adjustment shall be made in the Common Stock Units credited to Accounts under the Plan.

     (f) When distribution of a Participant's Account occurs, such distribution shall be made solely by transferring to the Participant or beneficiary a number of shares of the Common Stock equal to the number of whole units then distributable from the Participant's Account. On any distribution date, fractional Common Stock Units shall be rounded up to the nearest whole unit.

     5.3  Charges Against Accounts. There shall be charged against each
          ------------------------
Participant's deferred compensation account any distributions made to the Participant or to his or her beneficiary.

                                   Article 6
                            Rights of Participants

     6.1  Contractual Obligation.  The Plan shall create a contractual
          ----------------------
obligation on the part of the Bank to make distributions from the Participant's accounts when due.

     6.2  Unsecured Interest.  No Participant or party claiming an interest in
          ------------------
amounts deferred by a Participant shall have any interest whatsoever in any specific asset of the Bank. To the extent that any party acquires a right to receive distributions under the Plan, such right shall be equivalent to that of an unsecured general creditor of the Bank.

     6.3  Authorization for Trust.  The Bank may, but shall not be required to,
          -----------------------
establish one or more trusts, with such trustee as the Committee may approve, for the purpose of providing for the distribution of deferred amounts. It is the Bank's intention to establish such a trust and designate a trustee for purposes related to the deferral of Prior Benefits. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Bank's creditors. To the extent any amounts deferred under the Plan are actually paid from any such trust, the Bank shall have no further obligation with respect thereto, but to the extent not so paid, such deferred amounts shall remain the obligation of, and shall be paid by, the Bank.

     6.4  Employment.  Nothing in the Plan shall interfere with nor limit, in
          ----------
any way, the right of the Bank or any affiliate of the Bank to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Bank or any affiliate of the Bank.

                                   Article 7
                              Withholding of Taxes

     The Bank shall have the right to require Participants to remit to the Bank an amount sufficient to satisfy any withholding tax requirements or to deduct from all distributions made pursuant to the Plan amounts sufficient to satisfy withholding tax requirements.

                                   Article 8
                           Amendment and Termination

     The Bank hereby reserves the right to amend, modify, or terminate the Plan at any time by action of the Board, provided, however, that no such amendment or termination shall in any material manner adversely affect any Participant's rights to amounts previously deferred hereunder without the consent of the Participant.

                                   Article 9
                               Claims Procedure

     (a)  Claim.  A person who believes that he is being denied a benefit to
          -----
which he is entitled under this Plan (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Bank, setting forth his claim. The request must be addressed to the Secretary of the Board at the Bank's then principal place of business.

     (b) Claim Decision.  Upon receipt of a claim, the Committee shall advise
         --------------
the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Committee may, however, extend the reply period for an additional ninety (90) days for reasonable cause. If the claim is denied in whole or in part, the Committee shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth:

          (i)  The specific reason or reasons for such denial;

          (ii) The specific reference to pertinent provisions of this Plan on which such denial is based;

          (iii) A description of any additional material or information necessary for the Claimant to perfect his claim and an explanation why such material or such information is necessary;

          (iv) Appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and

          (v) The time limits for requesting a review of the decision and for review of the decision.

     (c) Request for Review.  With sixty (60) days after the receipt by the
         ------------------
Claimant of the written opinion described above, the Claimant may request in writing that the Board review the determination of the Committee. Such request must be addressed to the Secretary of the Board, at its then principal place of business. The Claimant or his duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Committee. If the Claimant does not request a review of the Committee's determination by the Board within such sixty (60) day period, he shall be barred and stopped from challenging the Committee's determination.

     (d)  Review of Decision.  Within sixty (60) days after receipt of a request
          ------------------
for review, the Board will review the Committee's determination. After considering all materials presented by the Claimant, the Board will provide the Claimant with a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Plan on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Secretary of the Board will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

                                   Article 10
                                 Miscellaneous

     10.1 Notice.  Except as otherwise provided herein, any notice or filing
          ------
required or permitted to be given to the Bank under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail to the _____________________of the Bank. Notice to the _____________________, if
mailed, shall be addressed to the principal executive offices of the Bank. Notice mailed to a Participant shall be at such address as is given in the records of the Bank. Notices shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     10.2 Nontransferability.  Participant's rights to deferred amounts credited
          ------------------
hereunder the Plan may not be sold, transferred, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. In no event shall the Bank make any distribution under the Plan to any assignee or creditor of a Participant.

     10.3 Severability.  In the event any provision of the Plan shall be held
          ------------
illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     10.4.  Costs of the Plan.  All costs of implementing and administering the
            -----------------
Plan shall be borne by the Bank.

     10.5 Status under ERISA.   The Plan is intended to be an unfunded plan
          ------------------
which is maintained primarily to provide deferred compensation benefits for a select group of "management or highly compensated employees" within the meaning of Sections 201, 301, and 401 of ERISA, and to therefore be exempt from the provisions of Parts 2, 3, and 4 of Title 1 of ERISA.

     10.6 Applicable Law.  The Plan shall be governed by and construed in
          --------------
accordance with the laws of the State of Connecticut.

     10.7 Successors.  All obligations of the Bank under the Plan shall be
          ----------
binding on any successor to the Bank, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Bank.